As filed via EDGAR with the Securities and Exchange Commission on

                                October 16, 2000

                                                               File No. 811-5151
                                                       Registration No. 33-14196
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           | |

                         Pre-Effective Amendment No.                         |_|


                       Post-Effective Amendment No. 67                      |X|

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        | |

                       Post-Effective Amendment No. 106                     |X|
                       -------------------------------

                                MUTUAL FUND GROUP
               (Exact Name of Registrant as Specified in Charter)

                           1211 Avenue of the Americas
                            New York, New York 10036
               --------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (212) 492-1600

George Martinez, Esq.      Peter Eldridge, Esq.       Sarah Cogan, Esq.
BISYS Fund Services, Inc.  Chase Manhattan Bank       Simpson Thacher & Bartlett
3435 Stelzer Road          270 Park Avenue            425 Lexington Avenue
Columbus, Ohio  43219      New York, New York 10017   New York, New York 10017
--------------------------------------------------------------------------------

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

     | | immediately upon filing pursuant to    |_| on (         ) pursuant to
         paragraph (b)                              paragraph (b)
     | | 60 days after filing pursuant to       |_| on (         ) pursuant to
         paragraph (a)(1)                           paragraph (a)(1)
     |X| 75 days after filing pursuant to       |_| on (         ) pursuant to
         paragraph (a)(2)                           paragraph (a)(2) rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ------------------

The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994 and Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1999 was filed on January 19, 2000.

PROSPECTUS


Chase Vista
Equity Funds


THIS PROSPECTUS OFFERS:


GLOBAL LIFE
SCIENCES FUND


INTERNATIONAL
GROWTH FUND


PACIFIC REGION
FUND


The Securities and
Exchange Commission
has not approved or
disapproved these
securities or determined
if this prospectus is
truthful or complete.
Any representation
to the contrary is a
criminal offense.


[CHASE LOGO
CHASE VISTA FUNDS(SM) LOGO]

GLOBAL LIFE SCIENCES FUND                              1
INTERNATIONAL GROWTH FUND                              6
PACIFIC REGION FUND                                   12

THE FUNDS' INVESTMENT ADVISER                         18

HOW YOUR ACCOUNT WORKS                                19

BUYING FUND SHARES                                    22
SELLING FUND SHARES                                   24
EXCHANGING FUND SHARES                                24
OTHER INFORMATION CONCERNING THE FUNDS                25
DISTRIBUTIONS AND TAXES                               26

SHAREHOLDER SERVICES                                  28

WHAT THE TERMS MEAN                                   29

HOW TO REACH US                               Back cover

CHASE GLOBAL LIFE SCIENCES FUND

The Fund's objective

The Fund will seek capital appreciation.

The Fund's main investment strategy

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of domestic and foreign companies in the Life
Sciences sector. Up to [   ]% of the Fund's total assets may be invested in
foreign securities. These investments may take the form of depository receipts. The Fund will invest in equity securities of companies with various market capitalizations, including large, mid and small capitalizations.

Equity securities include common stocks, preferred stocks, securities that are convertible into common or preferred stocks and warrants to buy common stocks. The major portion of the Fund's assets will be invested in equity securities that are traded on a securities exchange or over-the-counter market, although the Fund may also invest in privately placed securities.

The Life Sciences sector consists of companies which provide products and services for the advancement of medical science and healthcare. The Fund will seek to invest in the following types of investments in the life sciences industry:

o fully integrated pharmaceutical companies,

o emerging bio-pharmaceutical companies,

o companies creating or supplying enabling technologies for drug discovery (such as functional genomics or high-through screening)

The Fund will also attempt to identify and invest in companies that will be leaders in the various stages of analysis that flow from gene discovery and be most favorably impacted by new information, data and the application of new techniques. The Fund also will invest in other "leading edge" healthcare sectors, including those involving medical device companies, information technology and service companies. The companies in these sectors generally focus on increasing consumer knowledge, maintaining or improving quality of life, such as health care, medical diagnostics, nuclear and biochemical research, nutrition and personal hygiene.

The Fund's advisers perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential within the Life Science sector. They may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum, product or service leadership and strong management.

The Fund will sell securities if its advisers believe the issuer of such securities no longer meets certain growth criteria or if they believe that more attractive opportunities are available.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of

CHASE GLOBAL LIFE SCIENCES FUND

the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another. The Fund also may invest up to [ ]% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock. Up to [ ]% of the Fund's total assets may consist of privately placed securities.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Global Life Sciences Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

The Fund's focus on investments in the life sciences and healthcare care sectors makes it susceptible to factors affecting such sectors. In particular, companies in the Fund's portfolio may react similarly to market developments, such as changes in investor preferences, government regulation and technological advances. This may result in greater volatility in the Fund's net asset value.

Investing in life sciences and healthcare sectors exposes the Fund to special risks. For example, many companies in these sectors are subject to significant government regulation and their stock price may be dependent on regulatory approval of licenses, patents, grants, subsidies and other governmental action. Changes in government funding, new or changing legislation and advances in technology could cause the Fund's returns to suffer. In addition, as technology advances, many products and services offered by companies in the life sciences and healthcare industries could become obsolete. This obsolescence could affect the value of such companies' securities and could reduce the Fund's net asset value. Many life sciences companies have limited operating histories, meaning projections based on historical information could be less reliable that projections for more experienced companies.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That is because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro". It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including when the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or groups of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of life sciences and healthcare companies are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and, the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. [LOGO]

CHASE GLOBAL LIFE SCIENCES FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                    MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                    (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                    SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                    OFFERING PRICE(1)             PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES      5.75%                         NONE
--------------------------------------------------------------------------------
CLASS B SHARES      NONE                          5.00%
--------------------------------------------------------------------------------
CLASS C SHARES      NONE                          1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                         TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
CLASS OF SHARES   FEES         (12B-1) FEES   EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A           0.75%        0.25%          0.85%      1.85%
--------------------------------------------------------------------------------
CLASS B           0.75%        0.75%          0.85%      2.35%
--------------------------------------------------------------------------------
CLASS C           0.75%        0.75%          0.85%      2.35%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.
* The table is based on estimated expenses for the current fiscal year.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year
o you reinvest all your dividends, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
CLASS A*     $752     $1,123    $1,518    $2,619
---------------------------------------------------
CLASS B**    $738     $1,033    $1,455    $2,562***
---------------------------------------------------
CLASS C**    $338     $  733    $1,255    $2,686
---------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
CLASS B      $238     $733      $1,255    $2,562***
---------------------------------------------------
CLASS C      $238     $733      $1,255    $2,686
---------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE INTERNATIONAL GROWTH FUND

The Fund's objective

The Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund will invest principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of such issuers, which may include foreign subsidiaries of U.S. companies. These investments may take the form of depositary receipts. The Fund may, from time to time, also invest in securities of U.S. issuers. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund's advisers will emphasize companies with medium and large stock market capitalizations, yielding a median capitalization that results in placement within the large cap universe, based on the Morningstar criteria of taking the capitalization range of the top 5% of the 5000 largest companies in the Morningstar database.

The Fund's advisers will perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential. They may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum. Typically, companies meeting the advisers' criteria will feature leading or rapidly developing businesses, strong financial positions and high quality management capable of taking advantage of local, regional or global market changes.

The Fund's advisers also will seek to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers will try to identify companies within those countries and industries that are poised to take advantage of such political and economic conditions. The Fund's advisers will continually review economic and political events in the countries in which the Fund invests.

The Fund's advisers will seek to select issuers in several countries -- at least three other than the U.S. In selecting countries, the advisers initially will emphasize countries in continental Europe, the United Kingdom and Japan. Under current market conditions, the Fund's advisers anticipate that approximately one-half of the Fund's assets will be invested in securities of issuers located in continental Europe and approximately one-quarter will be invested in each of Japan and the United Kingdom. This asset allocation may change at any time.

The Fund will sell securities if its advisers believe the issuer of such securities no longer meets certain growth criteria or if they believe that more attractive opportunities are available. As political and economic events occur, the Fund's advisers will sell securities of issuers doing business in countries that the advisers believe do not meet the Fund's growth-oriented criteria.

While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

While the Fund intends to invest primarily in stocks and investment-grade debt securities of issuers located outside the United States, under normal market conditions it will be permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements, as well as securities of U.S. issuers. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. Government debt securities. [No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.]

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Chase International Growth Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

CHASE INTERNATIONAL GROWTH FUND

Because the Fund invests mostly in securities of issuers outside the U.S., an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), that will hurt the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than [half] since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

In early 1999, the European Monetary Union implemented a new currency called the "euro". It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by Standard & Poor's may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including when the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and, the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. [LOGO]

CHASE INTERNATIONAL GROWTH FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                    MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                    (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                    SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                    OFFERING PRICE (1)            PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES      5.75%                         NONE
--------------------------------------------------------------------------------
CLASS B SHARES      NONE                          5.00%
--------------------------------------------------------------------------------
CLASS C SHARES      NONE                          1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                         TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
CLASS OF SHARES   FEES         (12B-1) FEES   EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A           1.00%        0.25%          0.90%      2.15%
--------------------------------------------------------------------------------
CLASS B           1.00%        0.75%          0.90%      2.65%
--------------------------------------------------------------------------------
CLASS C           1.00%        0.75%          0.90%      2.65%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on estimated expenses for the current fiscal year.

The actual Management Fees are currently expected to be 0.85% and Total Annual Fund Operating Expenses for Class A, B and C shares are not expected to exceed 2.00%, 2.50% and 2.50%, respectively. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year
o you reinvest all your dividends, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
CLASS A*     $781     $1,209    $1,663    $2,915
---------------------------------------------------
CLASS B**    $768     $1,123    $1,605    $2,863***
---------------------------------------------------
CLASS C**    $368     $  823    $1,405    $2,983
---------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
CLASS B      $268     $823      $1,405    $2,863***
---------------------------------------------------
CLASS C      $268     $823      $1,405    $2,983
---------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

CHASE PACIFIC REGION FUND

The Fund's objective

The Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund will invest principally in equity securities of foreign companies located throughout the Asia-Pacific region, including Japan, Australia and New Zealand. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of such issuers. These investments may take the form of depositary receipts. The Fund will invest in equity securities of companies with various market capitalizations, including large, mid and small capitalizations.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund's advisers will perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential within the Asia-Pacific region. They may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.

The Fund's advisers will seek to identify industries and countries in the Asian-Pacific region where economic and political factors are likely to produce above-average growth rates. Then the advisers try to identify companies within those industries and countries that are poised to take advantage of such economic and political conditions. The Fund's advisers will continually review economic and political events in the countries in which the Fund invests.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if its advisers believe the issuer of such securities no longer meets certain growth criteria or if they believe that more attractive opportunities are available. As political and economic events occur, the Fund's advisers will sell securities of issuers doing business in countries that the advisers believe do not meet the Fund's growth-oriented criteria.

While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it will be permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities. Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Pacific Region Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

Because the Fund invests mostly in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Investing in this Fund has added risk because of political and economic factors in various countries in the Asia-Pacific region.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That is because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

CHASE PACIFIC REGION FUND

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume in many countries of the Asia-Pacific region may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Southeast Asia, Japan, Australia and New Zealand.

Southeast Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share price of companies in the region tends to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a limited management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Southeast Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued), that will hurt the value of the Fund.

The trading volume on Southeast Asian stock exchanges are much lower than in the U.S., and stock markets in the region have been extremely volatile at times. As a result, Southeast Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the U.S.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than [half] since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by Standard & Poor's (or, in each case, lower) may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including when the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and, the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. [LOGO]

CHASE PACIFIC REGION FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                    MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                    (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                    SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                    OFFERING PRICE (1)            PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES      5.75%                         NONE
--------------------------------------------------------------------------------
CLASS B SHARES      NONE                          5.00%
--------------------------------------------------------------------------------
CLASS C SHARES      NONE                          1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                         TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
CLASS OF SHARES   FEES         (12B-1) FEES   EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A           1.00%        0.25%          0.90%      2.15%
--------------------------------------------------------------------------------
CLASS B           1.00%        0.75%          0.90%      2.65%
--------------------------------------------------------------------------------
CLASS C           1.00%        0.75%          0.90%      2.65%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on estimated expenses for the current fiscal year.

The actual Management Fees are currently expected to be 0.85% and Total Annual Fund Operating Expenses for Class A, B and C shares are not expected to exceed 2.00%, 2.50% and 2.50%, respectively. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year
o you reinvest all your dividends, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
CLASS A*     $781     $1,209    $1,663    $2,915
---------------------------------------------------
CLASS B**    $768     $1,123    $1,605    $2,863***
---------------------------------------------------
CLASS C**    $368     $  823    $1,405    $2,983
---------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
CLASS B      $268     $823      $1,405    $2,863***
---------------------------------------------------
CLASS C      $268     $823      $1,405    $2,983
---------------------------------------------------

  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted when shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

FUNDS' INVESTMENT ADVISER

The Chase Manhattan Bank (Chase) is the investment adviser to the Funds. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation (CMC), a bank holding company. Chase provides the Funds with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, NY 10017.

Chase is entitled to receive an annual management fee at the rate of

o 0.75% of the average daily net assets of the Global Life Sciences Fund

o 1.00% of the average daily net assets of the International Growth Fund and the Asian Region Fund.

Chase Fleming Asset Management, (USA) Inc. (CFAM (USA)) is the sub-adviser to the Funds. It makes the day-to-day investment decisions for the Funds. Chase pays CFAM (USA) a sub-advisory fee for its services. CFAM (USA) is a wholly-owned subsidiary of Chase. CFAM (USA) provides discretionary investment advice to institutional clients and is located at 1211 Avenue of the Americas, New York, New York 10036.

HOW YOUR ACCOUNT WORKS

About sales charges

There's a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You have a choice of three different kinds of charges. Class A shares have a charge you pay when you invest. Class B shares have a deferred sales charge. You don't pay any charge when you buy the Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C shares also have a deferred sales charge you may have to pay if you sell your shares within one year of buying them.

The Global Life Sciences Fund, International Growth Fund and the Pacific Region Fund are available in Class A, Class B or Class C shares in this prospectus.

There are a number of plans and special discounts which can decrease or even eliminate these charges.

This section explains how the three sales charges work.

HOW YOUR ACCOUNT WORKS

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

                   TOTAL SALES CHARGE
                AS % OF THE
                OFFERING       AS % OF
AMOUNT OF       PRICE          NET AMOUNT
INVESTMENT      PER SHARE      INVESTED
-----------------------------------------
LESS THAN
$100,000        5.75%          6.10%
-----------------------------------------
$100,000
BUT UNDER
$250,000        3.75%          3.90%
-----------------------------------------
$250,000
BUT UNDER
$500,000        2.50%          2.56%
-----------------------------------------
$500,000
BUT UNDER
$1 MILLION      2.00%          2.04%
-----------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

YEAR      DEFERRED SALES CHARGE
-------------------------------
1         5%
-------------------------------
2         4%
-------------------------------
3         3%
-------------------------------
4         3%
-------------------------------
5         2%
-------------------------------
6         1%
-------------------------------
7         None
-------------------------------
8         None
-------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's equal to 1% of the original purchase price or the current value of the shares, whichever is lower. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

The portfolio managers

GLOBAL LIFE SCIENCES FUND
Portfolio Manager Christopher M.V. Jones, Executive Director, Head of Specialist Portfolios Team, is responsible for the management of the Fund's portfolio. Mr. Jones joined Flemings in 1982. From 1982 to 1986, he worked for Flemings in London with emphasis on the metal and mining sectors as an analyst and fund manager for Fleming Global Portfolio Management Group. Mr. Jones joined the small cap team in March of 1986 as an investment analyst responsible for the then London-based U.S. smaller companies team with specific concentration upon the capital goods and consumer sectors of the market. In 1987, he became an investment manager, while continuing to perform his analytical responsibilities. He became chief investment officer of the small cap group in 1993. He has managed Flemings' small cap fund since 1990 and its micro cap fund since its inception in 1988.

INTERNATIONAL GROWTH

[FUND MANAGER TO FOLLOW]

PACIFIC REGION FUND

Portfolio Manager Roger Ellis, Chief Investment Officer Asia Pacific and Head of the Pacific Regional Group, is responsible for the management of the Fund's portfolio. Mr. Ellis joined Jardine Fleming, Hong Kong, as an Investment Manager in 1989 and was appointed a Director of Jardine Fleming Investment Management in 1991. In 1994, he was appointed to the Main Board of the Jardine Fleming Group. In 1984 he became Assistant Manager of Private Banking at HSBC, Zurich managing Asian and European Equity Funds. He joined Pierson Capital Management, Hong Kong as a Director, managing Asian Equity Funds in 1987. Joined Hong Kong and Shanghai Banking Corp. (HSBC), London and Hong Kong, as an Executive Officer in 1981. He has managed FF-Fleming Pacific Fund since July 1998.

HOW YOUR ACCOUNT WORKS

GENERAL

Vista Fund Distributors Inc. (VFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with Chase. Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares, up to 0.75% of the average daily net assets attributed to Class B shares and up to 0.75% of the average daily net assets attributed to Class C shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the amount you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund operating expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you. [LOGO]

Buying Fund shares

You can buy shares three ways:

Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

Through the Chase Vista Funds Service Center

Call 1-800-34-VISTA

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

Chase Vista Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

Through a Systematic Investment Plan

You can make regular automatic purchases of at least $100. See There's more on the Systematic Investment Plan later in this document.

                           --------------------------

Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the Chase Vista Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The Chase Vista Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Funds invest in securities which are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other United States holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when the investor has no access to the Funds.

The Chase Vista Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the Chase Vista Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE CHASE VISTA FUNDS SERVICE CENTER
1-800-34-VISTA

MINIMUM INVESTMENTS

                    INITIAL        ADDITIONAL
TYPE OF ACCOUNT     INVESTMENT     INVESTMENTS
----------------------------------------------
REGULAR
ACCOUNT             $ 2,500        $ 100
----------------------------------------------
SYSTEMATIC
INVESTMENT
PLAN                $ 1,000        $ 100
----------------------------------------------
IRAS                $ 1,000        $ 100
----------------------------------------------
SEP-IRAS            $ 1,000        $ 100
----------------------------------------------
EDUCATION
IRAS                $   500        $ 100
----------------------------------------------

Make your check out to Chase Vista Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the Chase Vista Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

HOW YOUR ACCOUNT WORKS

Selling Fund shares

You can sell your shares three ways:

Through your investment representative

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the Chase Vista Funds Service Center. Your representative might charge you for this service.

Through the Chase Vista Funds Service Center

Call 1-800-34-VISTA. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more worth of Funds by phone, we'll send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

Chase Vista Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

Through a Systematic Withdrawal Plan

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

                           --------------------------

You can sell your shares on any day the Chase Vista Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the Chase Vista Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the Chase Vista Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You'll need to have signatures guaranteed for all registered owners or their legal representative if:

o you want to sell shares with a net asset value of $100,000 or more

o you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the Chase Vista Funds Service Center for more details.

Exchanging Fund shares

You can exchange your shares for shares of the same class of certain other Chase Vista Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares three ways:

Through your investment representative

Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the Chase Vista Funds

Service Center. Your representative might charge you for this service.

Through the Chase Vista Funds Service Center

Call 1-800-34-VISTA to ask for details.

Through a Systematic Exchange Plan

You can automatically exchange money from one Chase Vista account to another of the same class. Call the Chase Vista Funds Service Center for details.

                           --------------------------

If you exchange Class B shares of a Fund for Class B shares of another Chase Vista Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege. [LOGO]

Other information concerning the Funds

We may close your account if the balance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Chase Vista Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Funds held by investors by the shareholder servicing agent.

HOW YOUR ACCOUNT WORKS

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders. [LOGO]

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Funds will distribute any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

o reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Funds expect that their distributions will consist primarily of capital gains.

Investment income received by each Fund from sources in foreign countries may be subject to foreign taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholder the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation. [LOGO]

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the Chase Vista Funds Service Center. Call 1-800-34-VISTA for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-34-VISTA for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one Vista account to another on a regular basis. It's a free service.

FREE EXCHANGE PRIVILEGE

You can exchange money between Chase Vista Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the class A shares within 90 days of selling the Class B or Class C shares.

What the terms mean

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

HOW TO REACH US

More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. By law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-34-VISTA or writing to:

Chase Vista Fund Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151

(C) 2001 The Chase Manhattan Corporation. All Rights Reserved.      January 2001

Chase Fleming Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

[LOGO
CHASE VISTA FUNDS]

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                January 2, 2001

                            GLOBAL LIFE SCIENCES FUND
                            INTERNATIONAL GROWTH FUND
                                  PACIFIC REGION FUND

        1211 Avenue of the Americas, 41st Floor, New York, New York 10081

     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of International Growth Fund, Pacific Region Fund and Global Life Sciences Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc. ("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

For more information about your account, simply call or write the Vista Service Center at:

1-800-34-VISTA
Vista Service Center
P.O. Box 419392
Kansas City, MO 64141

                                                                   XXXX-SAI-1000

Table of Contents                                                                       Page
--------------------------------------------------------------------------------------------
The Funds ............................................................................     3
Investment Policies and Restrictions .................................................     3
Performance Information ..............................................................    26
Determination of Net Asset Value .....................................................    28
Purchases, Redemptions and Exchanges .................................................    28
Distributions; Tax Matters ...........................................................    33
Management of the Trust and the Funds ................................................    39
Independent Accountants ..............................................................    53
Certain Regulatory Matters ...........................................................    53
General Information ..................................................................    53
Appendix A--Description of Certain Obligations Issued or Guaranteed by U.S. Government
 Agencies or Instrumentalities .......................................................   A-1
Appendix B--Description of Ratings ...................................................   B-1

                                    THE FUNDS

     Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of [ ] separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

     The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds.

     The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds. Chase also serves as the administrator of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

                      INVESTMENT POLICIES AND RESTRICTIONS

                               Investment Policies

     The Prospectuses set forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

     U.S. Government Securities. Each Fund may invest in U.S. Government securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to:
Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

     In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields that are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally is required to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

     Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

     Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Fund in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. [For example, the International Growth Fund currently does not intend to invest directly in Chile due to certain restrictions and deposit requirements imposed on foreign investors.]

     Foreign Securities. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenues or profits from such country or has at least 50 percent of its assets situated in such country.

     Depositary Receipts. Each Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

     Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Supranational Obligations. Each Fund may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

     Money Market Instruments. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

     Corporate Reorganizations. In general securities that are subject to a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholder of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.


     [Loan Participations. The [            ] Fund may invest in participations
in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. The Fund may have difficulty disposing of participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. When investing in a participation, the Fund will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments from the borrower. Accordingly, the Fund may be subject to the credit risk of both the borrower and the lender. The lack of an established secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund will not invest more than 15% of the value of its net assets in participations and assignments that are illiquid, and in other illiquid securities.]

     Brady Bonds. The [            ] Fund may invest in Brady Bonds. The Brady
Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, called Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 10 and 30 years from the date of issuance. The following countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, other countries may announce plans to issue Brady Bonds. The Fund may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

     In addition to Brady Bonds, the [                ] Fund may invest in
governmental obligations which may be issued as a result of other debt restructuring agreements.

     Repurchase Agreements. Each Fund may enter into repurchase agreements. Repurchase agreements are agreements to purchase and resell securities at an agreed-upon price and time. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

     Borrowings and Reverse Repurchase Agreements. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. A Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest.) A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

     Forward Commitments. Each Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are sub-ject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in economic conditions including the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

     Investment Grade Debt Securities. Each Fund may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the category BBB or higher by S&P, Baa or higher by Moody's, rated at an equivalent level by another national rating organization or, if unrated, determined by the advisers to be of comparable quality.

     Stripped Obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest up to 20 percent of its total assets in stripped obligations where the underlying obligation is backed by the full faith and credit of the U.S. Government.

     Indexed Investments. Each Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

     Warrants and Rights. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     Illiquid Securities. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. ("Section 4(2) paper") Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

     One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for a particular Rule 144A security or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell and buy such security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and Section 4(2) paper.

     Stand-By Commitments. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

     Securities Loans. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

     Other Investment Companies. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. For purposes of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.

        Additional Policies Regarding Derivative and Related Transactions

     Introduction. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

     Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways:
First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

     Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

     The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds may not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

     Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

     Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments: There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. The Funds are not required to use any hedging strategies and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position or liquidating securities to fund redemptions. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

     Specific Uses and Strategies. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

     Options on Securities, Securities Indexes, Currencies and Debt Instruments. A Fund may purchase, sell or exercise call and put options on: securities; securities indexes; currencies; or debt instruments. Specifically, each Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency and interest rate contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

     Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

     One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

     In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

     If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

     Futures Contracts and Options on Futures Contracts. A Fund may purchase or sell: interest-rate futures contracts; stock index futures contracts; foreign currency futures contracts; futures contracts on specified instruments or indices; and options on these futures contracts (collectively, "futures options").

     The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

     Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

     When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

     Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

     Forward Contracts. Each Fund may enter into forward contracts. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Funds may invest in securities denominated in foreign currencies and may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

     A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

     Interest Rate and Currency Transactions. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

     The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

     A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

     A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

     A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

     Structured Products. Each Fund may invest in structured products. Structured products are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation partnership, limited liability company or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

     A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, an investment in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

     Additional Restrictions on the Use of Futures and Option Contracts. No Fund is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

     When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                             Investment Restrictions

     The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) at least 67% of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

     No Fund may:

          (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 33-1/3% of its net assets to secure such borrowings. Any borrowings representing more than 5% of total assets must be repaid before the Fund may make additional investments;

          (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of 33-1/3% of the value of its total assets;

          (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

          (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

          (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

          (6) issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

          (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

     In addition, as a matter of fundamental policy, the [         ] funds may
     not:

          (8) make or guarantee loans to any person or otherwise become liable for or in connection with any obligation or indebtedness of any person without the prior written consent of the Trustees, provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investments in government bonds, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

          (9) invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

          (10) deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; or

          (11) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

     For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     In addition, each Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

          (1) The International Growth Fund and the [          ] may not, with
     respect to 50% of its assets, hold more than 10% of the outstanding voting securities of an issuer.

          (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

          (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

          (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

          (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          (6) Except as specified above, each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

     In addition, each of the [      ] and [        ] is subject to the
following nonfundamental restrictions, each of which may be changed without shareholder approval:

          (7) The value of a Fund's investments in holdings of options and warrants (other than those held for hedging purposes) may not exceed 15% of the total net asset value of the Fund.

          (8) Each Fund may not make any investment in assets that involve assumption of any liability that is unlimited, or acquire any investments that are for the time being nil paid or partly paid, unless according to the terms of the issue thereof any call to be made thereon could be met in full out of cash by the Fund's portfolio.

          (9) Each Fund may not sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domicillary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (i) at a price determined by current publicly available quotations, or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

          For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

          With respect to each of the Funds, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed-income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

          In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

          If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             Special Considerations

     Investing in the Pacific Region. Investing in securities of the Pacific Region countries entails risks of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Region country or the Fund's investment in that country.

     Pacific Region Fund. The Pacific Region economies and financial markets have experienced significant volatility in recent years. Many of the countries of Southeast Asia, for example, are developing both economically and politically. Pacific Region countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Securities of issuers located in some Pacific Region countries tend to have volatile prices and such may offer significant potential for loss as well as gain. Further, certain companies in the Pacific Region may not have firmly established product markets, may lack depth of management, or may be more vulnerable to political or economic developments such as nationalization of their own industries.

     The Pacific Region Fund is susceptible to political and economic factors affecting issuers in Pacific Region countries. In addition, although this Fund
will not invest in [         ] companies, some Pacific Region economies are
directly affected by [      ] capital investment in the region, by Japanese
consumer demands and by the state of the [      ] economy.


     Pacific Region securities are normally denominated and traded in the currencies of Pacific Region countries. Accordingly, changes in the values of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Pacific Region Fund's assets denominated in those currencies. Many of the currencies of Southeast Asian countries, for example, have experienced in recent years extreme volatility relative to the United States dollar. In particular, [Thailand, Indonesia, the Philippines and South Korea] have experienced currency crises of a magnitude warranting assistance from the International Monetary Fund. Devaluations in the currencies in which the Fund's portfolio securities are denominated will adversely affect the Fund's net asset value.

     Trading volumes on most Pacific Region stock exchanges, although increasing, are substantially less than in the U.S. stock market, and the stock markets of Pacific Region countries have exhibited extreme volatility. Further, securities of some Pacific Region companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on Pacific Region stock exchanges are generally higher than negotiated commissions in U.S. exchanges, although the Pacific Region Fund endeavors to achieve the most favorable net results on its portfolio transaction and may be able to purchase securities in which it may invest on other stock exchanges where commissions are negotiable.

     Some Pacific Region countries also may have managed currencies, which are not free floating against the Unites States dollar. In addition, there is risk that certain Pacific Region countries may restrict the free conversion of their currencies into other currencies. Further, certain Pacific Region currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the Unites States dollar. Any devaluations in the currencies in which each such Fund's portfolio securities are denominated may have a detrimental impact on each such Fund's net asset value.

     These considerations are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Pacific Region Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

     Investing in Japan. Japan currently has the second largest GDP in the world. The Japanese economy has grown substantially in the last three decades. During the last seven years, however, despite small rallies and market gains, Japan has been plagued with economic sluggishness. Economic conditions have weakened considerably in Japan since October 1992. The boom in Japan's equity and property markets during the expansion of the late 1980s supported high rates of investment and consumer spending on durable goods, but both of these components of demand have retreated sharply following the decline in asset prices. It is suffering through its worst recession in two decades. Profits have fallen sharply, unemployment has reached a historical high of 3.2% and consumer confidence is low. The banking sector continues to suffer from non-performing loans. Nine discount rate cuts since its 6% peak in 1991, a succession of fiscal stimulus packages, support plans for a debt-burdened financial system and spending for reconstruction following the Kobe earthquake should help contain the recessionary forces, but substantial uncertainties remain. The general government position has deteriorated as a result of weakening economic growth, as well as stimulative measures taken recently to support economic activity and to restore financial stability.

     In addition to a cyclical downturn, Japan is suffering through structural adjustments. The Japanese have seen a deterioration of their competitiveness due to high wages, a string currency and structural rigidities. Japan has also become a mature industrial economy and, as a result, will see its long-term growth rate slow down over the next ten years. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.

     Japan is heavily dependent upon international trade and, accordingly, has been and may continue to be adversely affected by trade barriers and other protectionist or retaliatory measures of, as well as economic conditions in the U.S. and other countries with which it trades. Industry, the most important sector of the economy, is heavily dependent on imported raw materials and fuels. Japan's major industries are in the engineering, electrical, textile, chemical, automobile, fishing and telecommunication fields. Japan imports iron ore, copper, and many forest products. Only 19% of its land is suitable for cultivation. Japan's agricultural economy is subsidized and protected. It is about 50% self-sufficient in food production. Even though Japan produces a minute rice surplus, it is dependent upon large imports of wheat, sorghum and soybeans from other countries. Japan's high volume of exports such as automobiles, machine tools and semiconductors have caused trade tensions with other countries, particularly the United States. Some trading agreements between the countries have reduced the friction caused by the current trade imbalance.

     The relaxing of official and de facto barriers to imports, or hardships created by any pressure brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative effect on the country's economy. The strength of the yen itself may prove an impediment to string continued exports, because of the high prices its means for Japanese goods sold in other countries. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market and the Fund.

     Japanese securities are normally denominated and traded in the Japanese yen. Accordingly, changes in the value of the yen, or other the currencies of other securities in which the Fund has invested, against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in the yen, or such other currency. Historically, over a number of years, the yen has generally appreciated in relation to the dollar. Nonetheless, the yen has recently experienced increasing volatility relative to the U.S. dollar, including periods of devaluation. The Japanese yen may also be adversely affected by currency difficulties of other countries in the Pacific Region. Devaluations in the yen, and any other currencies in which the Fund's portfolio securities are denominated, will adversely affect the Fund's net asset value.

     In 1990, the Japanese stock market, as measured by the Tokyo Stock Price Index (TOPIX), began a spectacular decline which continued through 1992. Since then, the market has failed to rebound and continues to exhibit substantial volatility. The decline in the Japanese securities markets has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those of the United States, even after recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

     While the Japanese governmental system seems stable, the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason for anticipating civil unrest, its is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.

     A [seven-year] decline of the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios, and has left Japanese banks holding large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred, and there can be no assurance that the number of such bankruptcies will not increase. The economic difficulties of other countries in the Pacific Region have adversely affected and may continue to adversely affect the Japan's economy as many Japanese banks and companies have exposure to the region and as the region's demand for Japanese exports fluctuates.

     Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

     As in the United States and other markets, small company stocks are typically more volatile than large company stocks, reacting more extremely to good or bad news. Since Japan's market is dominated by large stocks (the average company size in Japan is the largest anywhere in the world), the behavior of the Japanese market in general and of the small-stock segment in particular may be affected by the trading activity on a relatively small number of large-company stocks to a much greater degree than is typically seen in the United States. Further, during periods of economic difficulty, small companies can find it harder to compete or survive. Since August 1990, the shares of smaller Japanese companies have underperformed those of larger companies, as they tend to do in periods of declining industrial production. However, the reverse trend tends to apply in periods of economic recovery.

     Investing in Europe. Investment in the securities of European countries may entail risks relating to restrictions on foreign investment and on repatriation of capital invested as well as risks relating to economic conditions of the region.

     The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, each Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested entirely in equity securities of U.S. companies. These markets may be subject to a greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of each Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some case the need for certain advance government notification or authority. Each Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

     The economies of individual European countries may differ favorably or unfavorably from the U.S economy in such respects as growth of gross domestic product or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging European securities trading markets may be subject to risks due to inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets.

     Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, each Fund could lose its entire investment in any such country.

     The securities market of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the Unites States. Disclosure and regulatory standards are in many respects less stringent that Unites States standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of Unites States issuer could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

     Each of the Funds may invest in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of each such Fund's assets denominated in those currencies.

     The economies of individual Latin American countries may differ favorably or unfavorably from the United States economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Fund at a higher rate than those imposed by other foreign countries. This may reduce each Fund's investment income available for distribution to shareholders.

     Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American counties have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able to willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entities implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, including the Funds, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt can be collected in whole or in part.

     Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron, ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly [300 million]) representing a large domestic market. Economic growth was strong in the 1960's and 1970's, but slowed dramatically (and in sumo was negative ) in the 1980's as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than the have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly rescheduled.

     Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Funds' investments in this region.

     Changes in political leadership, the implementation of market oriented economic policies, such as the North American Free Trade Agreement ("NAFTA"), privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Latin American equity markets can be extremely volatile and in the past have shown little correlation with the United States market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time.

     Lower Rated Securities. Each Fund is permitted to invest in non-investment grade securities. Such securities, though higher yielding, are characterized by risk. Each Fund may invest in debt securities rated as low as B- by Moody's or S&P or, if not rated, are determined to be of comparable quality. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuation than certain lower yielding, higher rated fixed income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayments of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Appendix B" herein for a general description of Moody's and S&P ratings.

     The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. The ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser will also evaluate these securities and the ability of the issuers of such securities to pay interest and principal. Each Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a security in the Fund's portfolio has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

     The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile that those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect a Fund's net asset value. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

     The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

     Each Fund may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates that interest-bearing securities. These securities carry an additional risk in that, unlike bonds which may interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment. See "Tax Matters."

                 Portfolio Transactions and Brokerage Allocation

     Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

     The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase a Fund's transaction costs and the possibility of taxable short-term gains, as well as make it more difficult for the Fund to qualify as a registered investment company under federal tax law. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

     Because the Funds are new, there exists no portfolio turnover criteria for the Funds.

     Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

     Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

     Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

     In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-adviser's, other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

     Because the Funds are new, there exists no historical brokerage commission data to report.

     No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.

                             PERFORMANCE INFORMATION

     From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the Morgan Stanley Capital International Europe Index (Europe Fund); the Tokyo Stock Exchange (TOPIX) First Section Index (Japan Fund); the Morgan Stanley Capital International (All Countries) Asia Pacific ex Japan Free Index (Southeast Asian Fund); the Morgan Stanley Capital International Europe, Australia and Far East Index (International Equity Portfolio); the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

     A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

     Each Fund presents performance information for each class thereof since the commencement of operations of that Fund rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of a predecessor class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares ) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

     Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

     Advertisements for the Chase Vista Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                              Total Rate of Return

     The total rate of return for a Fund or a class for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

     The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return.

     Because each of the Funds is new, there is no historical information to provide regarding total rate of return.

                                Yield Quotations

     Any current "yield" quotation for a class of shares shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     Because each of the Funds is new, there is no historical information to provide regarding yields.

                        DETERMINATION OF NET ASSET VALUE

     As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds often invest in securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays on which the Funds do not price, the Funds' portfolios will trade and the net asset value of the Funds' shares may be significantly affected on days on which the investor has no access to the Fund.

     Each Fund calculates its NAV once each business day at the close of regular trading on the New York Stock Exchange. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

     Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between coupon acquisition price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

     An investor can buy shares in a Fund three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the Chase Vista Service Center or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                                 Class A Shares

     The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                                               Amount of
                                    Sales charge as a         sales charge
                                      percentage of:          reallowed to
                                -------------------------     dealers as a
Amount of transaction at         Offering     Net amount     percentage of
   offering price ($)              price       invested      offering price
-----------------------------   ----------   ------------   ---------------
Under 100,000                      5.75          6.10             5.00
100,000 but under 250,000          3.75          3.90             3.25
250,000 but under 500,000          2.50          2.56             2.25
500,000 but under 1,000,000        2.00          2.04             1.75

     There is no initial sales charge on purchases of Class A shares of $1 million or more.

     The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold payments with respect to short-term investments.

     Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any Chase Vista money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

     The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

     Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Chase Vista fund excluding any Chase Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Chase Vista and non-Chase Vista mutual funds. With Board of Trustee approval, the money that is invested in Chase Vista Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

     No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) the investor is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

     The Funds may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Funds' distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Funds' distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Funds' distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Chase Vista Fund shares), financial institutions trust departments investing an aggregate of $1 million or more in the Chase Vista Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Chase Vista Funds.

     Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

     Investors may incur a fee if they effect transactions through a broker or agent.

     Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Chase Vista Funds Service Center.

     Shareholders of record of any Chase Vista fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any Chase Vista fund, provided there is no change in account registration.

     Each Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company.

     Shareholders of other Chase Vista Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Fund at net asset value.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Reinstatement Privilege. Upon written request, Class A shareholders of each Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value.

Class B (or C) shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B (or C) shares.

     Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

     The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and, (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

     Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

     A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain of the circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

                           DISTRIBUTIONS; TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

                 Qualification as a Regulated Investment Company

     Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     If a Fund purchases shares in a "passive foreign investment company" (a "PFIC"), such Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               Fund Distributions

     The Funds anticipate distributing substantially all of their net investment income for each taxable year. An investor can choose from three distribution options: (i) reinvest all distributions in additional Fund shares without a sales charge; (ii) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or, (3) receive all distributions in cash or by ACH. One can change his or her distribution option by notifying the Chase Vista service center in writing. If an investor does not select an option when he or she opens his or her account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. The investor will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

     If a check representing a Fund distribution is not cashed within a specified period, the Chase Vista Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Chase Vista fund without a sales charge.

If the Chase Vista Service Center does not receive the investor's election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Chase Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of the Funds. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

     [Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, the maximum tax rate for capital assets with a holding period beginning after December 31, 2000 and held for more than five years will be 18%.]

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by such Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. In certain circumstances, a shareholder that (i) has held shares of a Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. A Fund must also meet this holding period requirement with respect to its foreign stock and securities in order to flow through "creditable" taxes. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

     A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount or market discount if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

     Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          Sale or Redemption of Shares

     A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Fur-thermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                           State and Local Tax Matters

     Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                         Effect of Future Legislation

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

               MANAGEMENT OF THE TRUST AND THE FUNDS OR PORTFOLIOS

                              Trustees and Officers

     The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

     Fergus Reid, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 67. Address: 202 June Road, Stamford, CT 06903.

     *H. Richard Vartabedian--Trustee and President of the Trust. Investment Management Consultant, formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991. Age: 64. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

     William J. Armstrong--Trustee. Vice President and Treasurer,
Ingersoll-Rand Company. Age: 58. Address: 49 Aspen Way, Upper Saddle River, NJ 07458.

     John R.H. Blum--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture--State of Connecticut, 1992-1995. Age: 70. Address: 322 Main Street, Lakeville, CT 06039.

     Stuart W. Cragin, Jr.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 66. Address: 108 Valley Road, Cos Cob, CT 06807.

     Roland R. Eppley, Jr.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc., (1971-1988); Director, Janel Hydraulics, Inc.; Director of The Hanover Funds, Inc. Age: 67.
Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

     Joseph J. Harkins--Trustee. Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 68. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.

     *Sarah E. Jones--Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 47. Address:
Chase Mutual Funds Corp., 1211 Avenue of the Americas, 41st Floor, New York, New York 10081.

     W.D. MacCallan--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age: 72. Address: 624 East 45th Street, Savannah, GA 31405

     W. Perry Neff--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; Director and Chairman of The Hanover Funds, Inc.; Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 72. Address:
RR 1 Box 102, Weston, VT 05181.

     *Leonard M. Spalding, Jr.--Trustee. Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; Chief Investment Executive of The Chase Manhattan Bank.
Age: 64. Address: Chase Mutual Funds Corp., One Chase Manhattan Plaza, Third Floor, New York, New York 10081.

     Richard E. Ten Haken--Trustee. Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System. Age: 65. Address: 4 Barnfield Road, Pittsford, NY 14534.

     Irving L. Thode--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.

     Martin R. Dean--Treasurer and Assistant Secretary. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.

     Lisa Hurley--Secretary. Senior Vice President and General Counsel, BISYS Fund Services; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age: 44.
Address: 90 Park Avenue, New York, NY 10016.

     Vicky M. Hayes--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10081.

     Alaina Metz--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 31. Address: 3435 Stelzer Road, Columbus, OH 43219.

----------
* Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being an officer of the Trust.

     The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. [The Audit Committee met two times during the fiscal year ended October 31, 2000.]

     The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (Chairman), Reid and Spalding. The function of the Investment Committee is to review the investment management process of the Trust.

     The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select
Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with the Trust, are referred to below as the "Chase Vista Funds").

            Remuneration of Trustees and Certain Executive Officers:

     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 2000 for each Trustee of the Trust:

                                                                            Total
                                                                        Compensation
                                             Pension or                     from
                                             Retirement               "Fund Complex"(2)
                                          Benefits Accrued        (includes all Chase Vista
                                       by the Fund Complex(1)      Trusts and Portfolios)
                                      ------------------------   --------------------------
Fergus Reid, III, Trustee                        $--                         $--
H. Richard Vartabedian, Trustee                   --                          --
William J. Armstrong, Trustee                     --                          --
John R.H. Blum, Trustee                           --                          --
Stuart W. Cragin, Jr., Trustee                    --                          --
Ronald R. Eppley, Jr., Trustee                    --                          --
Joseph J. Harkins, Trustee                        --                          --
Sarah E. Jones, Trustee                           --                          --
W.D. MacCallan, Trustee                           --                          --
W. Perry Neff, Trustee                            --                          --
Leonard M. Spalding, Jr., Trustee                 --                          --
Richard E. Ten Haken, Trustee                     --                          --
Irving L. Thode, Trustee                          --                          --

----------
(1) Data reflects total benefits accrued by the Trust, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000, and by Mutual Fund Trust, Mutual Fund Select Trust and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.
(2) Data reflects total compensation earned during the period January 1, 2000 to December 31, 2000 for service as a Trustee to the Trust, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.

----------
As of December 31, 2000, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended October 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board and any committees attended in the aggregate amount of approximately $[89,000] which amount is then apportioned among the Funds comprising the Trust.

             Chase Vista Funds Retirement Plan for Eligible Trustees

     Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

     Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, Neff, Spalding, Ten Haken and Thode and for Ms. Jones are [15, 7, 12, 15, 6, 10, 9, 9, 15, 1, 14, 6 and 0], respectively.

                 Highest Annual Compensation Paid by All Chase Vista Funds
             -------------------------------------------------------------------
             $80,000      $100,000      $120,000      $140,000      $160,000
Years of
Service               Estimated Annual Benefits Upon Retirement
-------      -------------------------------------------------------------------
16           $80,000      $100,000      $120,000      $140,000      $160,000
14            76,800        96,000       115,200       134,400       153,600
12            70,400        88,000       105,600       123,200       140,800
10            64,000        80,000        96,000       112,000       128,000
 8            51,200        64,000        76,800        89,600       102,400
 6            38,400        48,000        57,600        67,200        76,800
 4            25,600        32,000        38,400        44,800        51,200

     Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of Chase Vista Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

     Messrs. Eppley, Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 2000 calendar year and as of October 31, 2000 they had contributed [$52,400, $27,700, $58,950 and $98,250], respectively.

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                             Adviser and Sub-Adviser

     Chase acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

     Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

     Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     With respect to the Funds investing in equity securities, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

     In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sales, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as a part of an organized group of persons, managed by authorized officers of Chase.

     Chase, on behalf of the Funds, has entered into an investment sub-advisory agreement dated as of May 6, 1996 with Chase Asset Management, Inc. ("CAM"). With respect to the day-to-day management of the Funds, under the sub-advisory agreement CAM makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. CAM may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.

     Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. The Chase Manhattan Corporation is the entity resulting from the merger of The Chase Manhattan Corporation into Chemical Banking Corporation on March 31, 1996. Chemical Banking Corporation was thereupon renamed The Chase Manhattan Corporation. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. Chase is located at 270 Park Avenue, New York, New York 10017.

     CAM is a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

     In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CAM will be entitled to receive, with respect to each such Fund, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.

                                  Administrator

     Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares.

     Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

     In addition, the Administration Agreements provide that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year, except that with respect to the International Equity Fund, Chase receives from each of the Fund a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

                               Distribution Plans

     The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes or shares of certain Funds as described in the Prospectuses, which provide that such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the Chase Vista Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other Chase Vista Funds.

     Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts.

Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

     Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B and Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. The Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2000 were as follows:

                                                        Total
                                                        Value
                                                    ------------
Advertising and sales literature                    $
Printing, production and mailing of prospectuses
 and shareholder report to other than current
 shareholders
Compensation to sales personnel
Compensation to sales personnel
B share financing charges
Equipment, supplies and other indirect
 distribution-related expenses

     With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as a finance agent.

                  Distribution and Sub-Administration Agreement

     The Trust has entered into a Distribution and Sub-Administration Agreement dated August 24, 1995 (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares.

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space. Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A, Class B or Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the Chase Vista Funds, and activities intended to promote the Fund's Class A, Class B or Class C shares may also benefit the Fund's other shares and other Chase Vista Funds.

     VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

     VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other Chase Vista Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.

     The Distribution Agreement is currently in effect and will continue in effect thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. The Distributor may voluntarily waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.

           Shareholder Servicing Agents, Transfer Agent and Custodian

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of the Funds held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

     Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis.

     Shareholder Servicing Agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

     For shareholders that bank with Chase, Chase may aggregate investments in the Chase Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Chase Vista Funds.

     Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

     The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

     Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for such Funds. Chase is located at 3 Metro-tech Center, Brooklyn, NY 11245. Investors Bank and Trust Co.

                             INDEPENDENT ACCOUNTANTS

     The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 1999, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

     Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                               GENERAL INFORMATION

                                    Expenses

     Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

              Description of Shares, Voting Rights and Liabilities

     Mutual Fund Group is an open-end, non-diversified management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Trust is "non-diversified", more than 5% of the assets of certain Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund.

     The Trust currently consists of [ ] series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportional fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of class generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

     Certain Funds offer Class A, Class B and Class C shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

     Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

     The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed rep-resented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or
(ii) by the vote of the holders of a majority of its outstanding shares, or
(iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

     Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                                Principal Holders

     Because the Funds are new, no person, as of January 1, 2001 owned of record more than 1% of all class of any Fund.

                              Financial Statements

     Because each of the Funds is new, there are no financial statements to provide for the Funds.

               Specimen Computations of Offering Prices Per Share

                International Growth Fund (specimen computations)

A Shares:

Net Asset Value and Redemption Price per Share
 of Beneficial Interest at January 2, 2001                                  $[___]

Maximum Offering Price per Share ([___]  divided by .9425)
 (reduced on purchases of $100,000 or more)                                 $[___]

B Shares:

Net Asset Value and Redemption Price per Share
 of Beneficial Interest at January 2, 2001                                  $13.51


C Shares:

Net Asset Value and Redemption Price per Share of Beneficial Interest at
 January 2, 2001                                                           $[___]

                      Pacific Region Fund (specimen computations)

A Shares:

Net Asset Value and Redemption Price per Share
 of Beneficial Interest at January 2, 2001                                 $[___]

Maximum Offering Price per Share ($[___] divided by .9425)
 (reduced on purchases of $100,000 or more)                                 $[___]

B Shares:

Net Asset Value and Redemption Price per Share
 of Beneficial Interest at October 31, 1999                                  $[___]

                Global Life Sciences Fund (specimen computations)

A Shares:

Net Asset Value and Redemption Price per Share
 of Beneficial Interest at January 2, 2001                                   $[___]

Maximum Offering Price per Share ($[___] divided by .9425)
 (reduced on purchases of $100,000 or more)                                  $[___]

B Shares:

Net Asset Value and Redemption Price per Share
 of Beneficial Interest at January 2, 2001                                   $[___]

C Shares:

Net Asset Value and Redemption Price per Share of Beneficial Interest at
 January 2, 2001                                                             $[___]

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES
                              OR INSTRUMENTALITIES

     Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

     Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

     FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

     FHA Debentures--are debentures issued by the Federal Housing
Administration of the U.S. Government and are guaranteed by the U.S.
Government.

     FHA Insured Notes--are bonds issued by the Farmers Home Administration, the U.S. Government and are guaranteed by the U.S. Government.

     GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

     FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

     GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

     New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

     Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

     Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

     SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

     Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

     FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

     Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

     Student Loan Marketing Association ("Sallie Mae") Notes and bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

     D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

     Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

     In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

Moody's Investors Service's Corporate Bond Ratings

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group Corporate Bond Ratings

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--Bonds rated "CI" are income bonds on which no interest is being paid.

D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service's Commercial Paper Ratings

Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Fitch Bond Ratings

     AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch

     A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                     PART C

                                MUTUAL FUND GROUP
                            PART C. OTHER INFORMATION


ITEM 23.    Exhibits


Exhibit
Number
-------
1(a)        Declaration of Trust, as amended. (1)
1(b)        Certificate of Amendment to Declaration of Trust dated December 14,
            1995.(6)
1(c)        Certificate of Amendment to Declaration of Trust dated October 19,
            1995.(6)
1(d)        Certificate of Amendment to Declaration of Trust dated July 25,
            1993.(6)
1(e)        Certificate of Amendment to Declaration of Trust dated
            November 1997.(10)
1(f)        Certificate of Amendment to Declaration of Trust dated June 5,
            1998.(12)
2           By-laws, as amended. (1)
3           None.
4(a)        Form of Investment Advisory Agreement.(6)
4(b)        Form of Sub-Advisory Agreement between The Chase Manhattan
            Bank and Chase Asset Management, Inc.(6)
5           Distribution and Sub-Administration Agreement dated August 21,
            1995.(6)
6(a)        Retirement Plan for Eligible Trustees.(6)
6(b)        Deferred Compensation Plan for Eligible Trustees.(6)
7           Custodian Agreement. (1)
8(a)        Transfer Agency Agreement. (1)
8(b)        Form of Shareholder Servicing Agreement. (6)

8(c)        Form of Administration Agreement.(6)

9           Opinion re: Legality of Securities being Registered.(1)


10          Consent of Price Waterhouse LLP.(13)

11          In Part B:       Financial Statements and the Reports
                             thereon for the Funds filed herein are
                             incorporated by reference into Part B
                             as part of the [1999 Annual Reports to
                             Shareholders for such Funds as filed with the Securities and Exchange Commission by Mutual Fund
                             Group on Form N-30D on January 5, 2000], accession number 0000950146-00-000021,
                             0000950146-00-000023, 0000950146-00-000024, and
                             0000950146-00-000025 which are incorporated into
                             Part B by reference.

12          None.

13(a)       Rule 12b-1 Distribution Plan of Mutual Funds including
            Selected Dealer Agreement and Shareholder Service Agreement. (1)
13(b) Rule 12b-1 Distribution Plan - Class B Shares (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement).(6)
13(c) Form of Rule 12b-1 Distribution Plan - Class C Shares (including forms of Shareholder Servicing Agreements).(9)

14          Financial Data Schedule.(11)

15          Form of Rule 18f-3 Multi-Class Plan.(6)
99(a)       Powers of Attorney for: Fergus Reid, III, H. Richard Vartabedian,
            William J. Armstrong, John R.H. Blum, Stuart W. Cragin, Jr., Roland
            R. Eppley, Jr., Joseph J. Harkins, W.D. MacCallan, W. Perry Neff,
            Richard E. Ten Haken, Irving L. Thode.(8)
99(b)       Powers of Attorney for: Sarah E. Jones and Leonard M. Spalding,
            Jr.(9)

--------------------
(1) Filed as an exhibit to Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.
(2) Filed as an exhibit to Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on October 30, 1992.
(3) Filed as an Exhibit to Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1994.
(4) Filed as an Exhibit to Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on October 3, 1994.
(5) Filed as an Exhibit to Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on November 13, 1995.
(6) Filed as an Exhibit to Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 28, 1995.
(7) Filed as an Exhibit to Amendment No. 42 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on February 28, 1997.
(8) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Mutual Fund Trust (File No. 33-75250) as filed with the Securities and Exchange Commission on September 6, 1996.
(9) Filed as an Exhibit to Amendment No. 45 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on October 28, 1997.
(10) Filed as an Exhibit to Amendment No. 46 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on December 1, 1997.
(11) Filed as an Exhibit to Amendment No. 50 to the Registration Statement on Form N-1A on February 27, 1998.
(12) Filed as an Exhibit to Amendment No. 53 to the Registration Statement on Form N-1A on June 29, 1998.

(13) Filed herewith.

ITEM 24.  Persons Controlled by or Under Common
          Control with Registrant

          Not applicable

ITEM 25. Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26(a).  Business and Other Connections of Investment Adviser

             The Chase Manhattan Bank (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

             To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.

                                                                                Principal Occupation or Other
                                       Position with                            Employment of a Substantial
Name                                   the Adviser                              Nature During Past Two Years
----                                   -------------                            -----------------------------

Thomas G. Labreque                     President and Chief Operating Officer    Chairman, Chief Executive Officer
                                       and Director                             and a Director of The Chase
                                                                                Manhattan Corporation and a Director
                                                                                of AMAX, Inc.

M. Anthony Burns                       Director                                 Chairman of the Board, President
                                                                                and Chief Executive Officer of
                                                                                Ryder System, Inc.



H. Laurance Fuller                     Director                                 Chairman, President, Chief
                                                                                Executive Officer and Director of
                                                                                Amoco Corporation and Director of
                                                                                Abbott Laboratories

Henry B. Schacht                       Director                                 Chairman and Chief Executive
                                                                                Officer of Cummins Engine
                                                                                Company, Inc. and a Director of
                                                                                each of American Telephone and
                                                                                Telegraph Company and CBS Inc.

James L. Ferguson                      Director                                 Retired Chairman and Chief
                                                                                Executive Officer of General Foods
                                                                                Corporation

William H. Gray III                    Director                                 President and Chief Executive
                                                                                Officer of the United Negro College
                                                                                Fund, Inc.

Frank A. Bennack, Jr.                  Director                                 President and Chief Executive Officer
                                                                                The Hearst Corporation

Susan V. Berresford                    Director                                 President, The Ford Foundation

Melvin R. Goodes                       Director                                 Chairman of the Board and Chief Executive
                                                                                Officer, The Warner-Lambert Company

George V. Grune                        Director                                 Retired Chairman and Chief Executive
                                                                                Officer, The Reader's Digest Association,
                                                                                Inc.; Chairman, The DeWitt Wallace-
                                                                                Reader's Digest Fund; The Lila-Wallace
                                                                                Reader's Digest Fund

William B. Harrison, Jr.               Vice Chairman of the Board

Harold S. Hook                         Director                                 Chairman and Chief Executive Officer,
                                                                                General Corporation

Helen L. Kaplan                        Director                                 Of Counsel, Skadden, Arps, Slate, Meagher
                                                                                & Flom

Walter V. Shipley                      Chairman of the Board and
                                       Chief Executive Officer

Andrew C. Sigler                       Director                                 Chairman of the Board and Chief
                                                                                Executive Officer, Champion International
                                                                                Corporation

John R. Stafford                       Director                                 Chairman, President and Chief Executive
                                                                                Officer, American Home Products
                                                                                Corporation

Marina v. N. Whitman                   Director                                 Professor of Business Administration and
                                                                                Public Policy, University of Michigan

Item 26(b)

Chase Asset Management ("CAM") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of the CAM, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the CAM also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                                   Principal Occupation or Other
                      Position with                Employment of a Substantial
Name                  the Sub-Advisor              Nature During Past Two Years
----                  ---------------              ----------------------------
James Zeigon          Chairman and Director        Director of Chase
                                                   Asset Management
                                                   (London) Limited

Steven Prostano       Executive Vice President     Chief Operating Officer
                      and Chief Operating Officer  and Director of Chase
                                                   Asset Management
                                                   (London) Limited

Mark Richardson       President and Chief          Chief Investment Officer
                      Investment Officer           and Director of Chase
                                                   Asset Management
                                                   (London) Limited

Item 26(c)

        Chase Asset Management (London) Limited ("CAM London") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of CAM London, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of CAM London also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                           Principal Occupation or Other
                     Position with         Employment of a Substantial
Name                 the Sub-Advisor       Nature During Past Two Years
----                 ---------------       ----------------------------
Michael Browne       Director              Fund Manager, The Chase Manhattan
                                           Bank, N.A.; Fund Manager, BZW
                                           Investment Management

David Gordon Ross    Director              Head of Global Fixed Income
                                           Management, Chase Asset Management,
                                           Inc.; Vice President, The Chase
                                           Manhattan Bank, N.A.

Brian Harte          Director              Investment Manager, The Chase
                                           Manhattan Bank, N.A.

Cornelia L. Kiley    Director

James Zeigon         Director              Chairman and Director of Chase
                                           Asset Management, Inc.

Mark Richardson      Chief Investment      Director, President and Chief
                     Officer and Director  Operating Officer of Chase Asset
                                           Management, Inc.

Steve Prostano       Chief Operating       Director, Executive Vice President
                     Officer and           and Chief Operating Officer of Chase
                     Director              Asset Management, Inc.

ITEM 27.  Principal Underwriters

          (a) Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for Mutual Fund Group, Mutual Fund Trust and Mutual Fund Select Trust.

          (b) The following are the Directors and officers of Vista Fund Distributors, Inc. The principal business address of each of these persons, is listed below.

                                    Position and Offices                                Position and Offices
Name and Address                    with Distributor                                    with the Registrant
----------------                    --------------------                                --------------------

Lynn J. Mangum                      Chairman                                             None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                  Director and Exec. Vice President                    None
150 Clove Street
Little Falls, NJ 07424

Lee W. Schultheis                   President                                            None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                  Senior Vice President                                None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                        Vice President                                       None
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Michael Burns                       Vice President/Compliance                            None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                     Vice President                                       None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                      Vice President                                       None
150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                   Assistant Secretary                                  None
150 Clove Street
Little Falls, NJ 97424

Robert Tuch                         Assistant Secretary                                  None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                      Executive Vice President/COO                         None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                          Vice President/CFO                                   None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                    Vice President                                       None
3435 Stelzer Road
Columbus, OH 43219

          (c) Not applicable

ITEM 28. Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                      Address
                  ----                      -------
Vista Fund Distributors, Inc.               One Chase Manhattan Plaza, 3rd Floor
                                            New York, NY 10081

DST Systems, Inc.                           210 W. 10th Street,
                                            Kansas City, MO 64105

The Chase Manhattan Bank                    270 Park Avenue,
                                            New York, NY 10017

Chase Asset Mangement, Inc.                 1211 Avenue of the
                                            Americas,
                                            New York, NY 10036

Chase Asset Management, Ltd. (London)       Colvile House
                                            32 Curzon Street
                                            London, England W1Y8AL

The Chase Manhattan Bank                    One Chase Square,
                                            Rochester, NY 14363

ITEM 29.  Management Services

          Not applicable

ITEM 30.  Undertakings

                      Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York and the State of New York on the 16th day of October, 2000.

                                                  MUTUAL FUND GROUP

                          By /s/ H. Richard Vartabedian
                             --------------------------
                             H. Richard Vartabedian
                             President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             *                     Chairman and Trustee            October 16, 2000
-------------------------------
    Fergus Reid, III

/s/ H. Richard Vartabedian         President                       October 16, 2000
-------------------------------    and Trustee
    H. Richard Vartabedian

             *                     Trustee                         October 16, 2000
-------------------------------
    William J. Armstrong

             *                     Trustee                         October 16, 2000
-------------------------------
    John R.H. Blum

             *                     Trustee                         October 16, 2000
-------------------------------
    Stuart W. Cragin, Jr.

             *
-------------------------------    Trustee                         October 16, 2000
    Roland R. Eppley, Jr.

             *                     Trustee                         October 16, 2000
-------------------------------
    Joseph J. Harkins

             *                     Trustee                         October 16, 2000
-------------------------------
    Sarah E. Jones

             *
-------------------------------    Trustee                         October 16, 2000
    W.D. MacCallan

             *
-------------------------------    Trustee                         October 16, 2000
    W. Perry Neff

             *                     Trustee                         October 16, 2000
-------------------------------
    Leonard M. Spalding, Jr.

             *                     Trustee                         October 16, 2000
-------------------------------
    Irv Thode

             *                     Trustee                         October 16, 2000
-------------------------------
    Richard E. Ten Haken

/s/ Martin R. Dean                 Treasurer and                   October 16, 2000
-------------------------------    Principal Financial
    Martin R. Dean                 Officer

/s/ H. Richard Vartabedian         Attorney in                     October 16, 2000
-------------------------------    Fact
    H. Richard Vartabedian